SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 31, 2003 (October 30, 2003)

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-19034	No. 13-3444607

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 OLD SAW MILL RIVER ROAD, TARRYTOWN, NY	10591-6707

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 347-7000

NOT APPLICABLE

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99(a)	Press Release dated October 30, 2003.

Item 9. Regulation FD Disclosure and Item 12. Disclosure of Operations and Financial Condition.

          The following information is furnished pursuant to “Item 9. Regulation FD Disclosure” and “Item 12. Disclosure of Operations and Financial Condition.” On Thursday, October 30, 2003, Regeneron Pharmaceuticals, Inc. issued a press release to report the company’s financial results for the fiscal quarter ended September 30, 2003. This press release corrected a minor error in a previous press release issued by the Company on September 29, 2003. A copy of the October 30, 2003 press release is attached hereto as Exhibit 99(a).

          The information included in this Current Report on Form 8-K shall not be deemed “filed” for purposes of, nor shall it be deemed incorporated by reference in, any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Regeneron Pharmaceuticals, Inc.

By:	/s/ Stuart Kolinski

Stuart Kolinski
Vice President & General Counsel

Date: October 31, 2003

EXHIBIT INDEX

Exhibit No.	Description

99(a)	Press Release of Regeneron Pharmaceuticals, Inc. dated October 30, 2003.